Exhibit 99.02

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350


In connection with the accompanying Annual Report on Form 10-K of Savannah Electric and Power Company for the year ended December 31, 2002, I, Kirby R. Willis, Vice President, Chief Financial Officer and Treasurer, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1) such Annual Report on Form 10-K of Savannah Electric and Power Company for the year ended December 31, 2002, which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Annual Report on Form 10-K of Savannah Electric and Power Company for the year ended December 31, 2002, fairly presents, in all material respects, the financial condition and results of operations of Savannah Electric and Power Company.


                                                  /s/Kirby R. Willis
                                                    Kirby R. Willis
                                        Vice President, Chief Financial Officer
                                                    and Treasurer

Date:  March 7, 2003